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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 17, 2005

                                 LANTRONIX, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                         33-0362767
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                     1-16027
                            (Commission File Number)

                15353 BARRANCA PARKWAY, IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Ernst & Young LLP
    ------------------------------

On January 17, 2005, Lantronix, Inc. (the "Company") notified Ernst & Young LLP ("E&Y") of its decision to dismiss E&Y.

The decision was made in order to reduce the Company's audit fees. The Company appointed McGladrey & Pullen, LLP as its new independent registered public accounting firm, to perform auditing services beginning with the second quarter ended December 31, 2004. The Audit Committee of the Company's Board of Directors unanimously approved such change.

The reports of E&Y on the Company's financial statements for the years ended June 30, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through January 17, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their reports on the financial statements for such years.

During the Company's most recent two fiscal years and from July 1, 2004 through January 17, 2005, there were no "reportable events" as such term is described in
Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended; however, the Company has been advised by E&Y that there were control deficiencies related to the Company's financial statement close process which contributed to the errors in the initial filing of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, which errors had been corrected by the Company in Form 10-K/A amendments. These control deficiencies included a lack of secondary review within the Company and the failure to incorporate final changes prior to filing. E&Y further advised that the Company's processes to document contract manufacturer inventory and purchase order transactions contributed to significant errors in reconciling records of the Company. These conditions were determined to be reportable conditions under the standards established by the American Institute of Certified Public Accountants.

Management has reported to the Company's Audit Committee that these matters are not believed to be material weaknesses in the Company's internal controls. Management is addressing these matters by instituting more formal closing procedures and revising the delegation of closing and external reporting activities to provide more thorough review. The processes and accounting for inventory at contract manufacturers is under review with the intent to simplify the processes to facilitate reconciliation of balances and reduce the scope of audit differences.

The Company has provided to E&Y a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 21, 2005, is filed as Exhibit
16.1 to this Form 8-K.

(b) Engagement of McGladrey & Pullen LLP
    ------------------------------------

On January 17, 2005, the Audit Committee of the Board of Directors of the Company appointed McGladrey & Pullen, LLP ("McGladrey & Company"), subject to the completion of McGladrey & Company's normal client acceptance procedures, as the Company's new independent public accountant firm to audit the Company's financial statements. During the Company's two most recent fiscal years ended June 30, 2003 and 2004, and through September 30, 2004, neither the Company nor anyone acting on its behalf has consulted with McGladrey & Company regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

16.1 Letter from Ernst & Young LLP, dated January 21, 2005, relating to the statements made in this Form 8-K.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2005

                                             LANTRONIX, INC.,
                                             a Delaware corporation

                                             By: /S/ JAMES W. KERRIGAN
                                                 -------------------------------
                                                 James W. Kerrigan
                                                 Chief Financial Officer